Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of the Company on Form 10-K for the annual period ended July 31, 2005, I, David L. Hatcher, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the report.

Date: October 31, 2005	/s/ David L. Hatcher
David L. Hatcher
Chief Executive Officer and Chairman